SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2008

SINO-BIOTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12914	20-3828148
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 S. Johnstone Ave, Suite 501

Bartlesville, Oklahoma 74003

(Address of principal executive offices, including zip code)

(918) 336-1773

(Registrant's telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events.

Forward Stock Split

On March 18, 2008, the Board of Directors of Sino-Biotics, Inc. (the “Corporation”) declared a forward stock split to be effective March 31, 2008.  The forward stock split was on a six-for-one basis on both the Corporation’s authorized issued and outstanding common stock.  Every holder of the record of the Corporation’s Common Stock, as of March 19, 2008, (the “Record Date”), shall be entitled to five additional shares of the Corporation’s Common Stock for each share of Common Stock held.  No shares shall be issued for fractional shares.  The Company’s Transfer Agent will be mailing the additional stock certificates on April 3, 2008.

Dated:   April 3, 2008

Sino-Biotics, Inc.

By:

/s/   David Lennox

David Lennox, President, CEO